Exhibit 99.2

                                     CELGENE
                        3RD QUARTER 2004 CONFERENCE CALL
                                OCTOBER 21, 2004


BOB HUGIN:
----------

THANK YOU. GOOD MORNING, I AM BOB HUGIN, CELGENE'S CHIEF FINANCIAL OFFICER. THANK YOU FOR JOINING US TODAY. WITH ME THIS MORNING ARE JOHN JACKSON OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER AND SOL BARER, CELGENE'S PRESIDENT AND CHIEF OPERATING OFFICER.

WE WILL DISCUSS OUR THIRD QUARTER OPERATING AND FINANCIAL RESULTS AND REVIEW OUR 2004 FINANCIAL OUTLOOK. BEFORE WE BEGIN, I WILL REVIEW OUR SAFE HARBOR STATEMENT.

CERTAIN STATEMENTS MADE DURING THIS CONFERENCE CALL MAY BE FORWARD LOOKING AND ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE SECURITIES AND LITIGATION REFORM ACT OF 1995.

SUCH STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, AS WELL AS, ESTIMATES AND PROJECTIONS, WHICH MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN THESE STATEMENTS.

IN ADDITION, THE ECONOMIC, COMPETITIVE, GOVERNMENTAL, TECHNOLOGICAL, AND OTHER FACTORS IDENTIFIED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION REFERRED TO IN THE PRESS RELEASE ISSUED THIS MORNING COULD AFFECT SUCH RESULTS.

WE ARE PLEASED TO ANNOUNCE TODAY THAT WE HAVE ACQUIRED ALL OF THE OUTSTANDING SHARES OF PENN T, THE UK BASED MANUFACTURER OF THALOMID FROM A CONSORTIUM OF INVESTORS FOR APPROXIMATELY 110 MILLION DOLLARS IN CASH. THIS ACQUISITION EXPANDS OUR CORPORATE CAPABILITIES AND ENABLES US TO CONTROL MANUFACTURING FOR THALOMID WORLDWIDE. THROUGH MANUFACTURING CONTRACTS ACQUIRED IN THIS PURCHASE, WE SIGNIFICANTLY INCREASE OUR PARTICIPATION IN THE POTENTIAL GROWTH OF THALOMID REVENUE IN KEY INTERNATIONAL MARKETS. WE EXPECT THIS TRANSACTION TO BE 5 TO 10 CENTS ACCRETIVE IN 2005.

NOW, LET ME REVIEW THE FINANCIAL HIGHLIGHTS OF OUR THIRD QUARTER AND UPDATE YOU ON OUR FINANCIAL OUTLOOK FOR THE REMAINDER OF 2004.

THE RESULTS FOR THE QUARTER WERE EXCELLENT.

TOTAL REVENUE FOR THE THIRD QUARTER WAS 101.5 MILLION DOLLARS, ECLIPSING $100 MILLION FOR THE FIRST TIME, AN INCREASE OF OVER 36 PERCENT COMPARED TO TOTAL REVENUE IN THE THIRD QUARTER OF 2003. AND AN INCREASE OF 15.6 PERCENT OVER SECOND QUARTER OF THIS YEAR.

THALOMID SALES CONTRIBUTED SIGNIFICANTLY TO THIS STRONG PERFORMANCE, INCREASING 37 PERCENT OVER THE YEAR AGO QUARTER.

REVENUES WERE ALSO POSITIVELY IMPACTED BY THE RECOGNITION OF THE 7.5 MILLION DOLLAR MILESTONE FROM NOVARTIS FOR THE SUBMISSION OF THE NEW DRUG APPLICATION FOR THE LONG ACTING VERSION OF FOCALIN NOW CALLED FOCALIN XR.

DURING THE QUARTER WE INVESTED 40.2 MILLION DOLLARS IN RESEARCH AND DEVELOPMENT AN AMOUNT THAT REPRESENTS CLOSE TO 40 PERCENT OF TOTAL REVENUE.

THIS LEVEL OF R&D SPENDING REFLECTS AN INCREASE OF APPROXIMATELY 22 PERCENT FROM THE YEAR AGO QUARTER AND DEMONSTRATES OUR CONTINUING COMMITMENT TO DEVELOP OUR HIGH-POTENTIAL PORTFOLIO OF ASSETS.

FOR THE THIRD QUARTER, WE REPORTED NET INCOME OF 21.3 MILLION DOLLARS OR 24 CENTS PER DILUTED SHARE FOUR CENTS ABOVE CONSENSUS. THIS REPRESENTS OUR SEVENTH CONSECUTIVE QUARTER OF INCREASING PROFITS, AND WE BELIEVE THAT THESE RESULTS PROVIDE A SOLID FOUNDATION FOR ACHIEVING OR SURPASSING OUR FULL YEAR 2004 FINANCIAL OBJECTIVES. PLEASE NOTE THAT BEGINNING THIS COMING MONDAY CELGENE STOCK WILL TRADE ON A TWO-FOR-ONE POST SPLIT BASIS AND ALL FUTURE REPORTS WILL REFLECT THE STOCK SPLIT.

OUR STRENGTHENED BALANCE SHEET REMAINS A VALUABLE ASSET WITH CASH AND MARKETABLE SECURITIES TOTALING NEARLY 800 MILLION DOLLARS AT QUARTER END. WITH THE EXERCISE OF OUR PHARMION WARRANTS IN SEPTEMBER, THIS TOTAL NOW INCLUDES OUR COMPLETE 1.9 MILLION SHARE INVESTMENT IN PHARMION CORPORATION.

WE ARE VERY PLEASED WITH THE RESULTS FOR THE QUARTER AND FOR THE OUTLOOK FOR THE REMAINDER OF THE YEAR. WITH THIS VERY SUCCESSFUL QUARTER BEHIND US, LET ME NOW UPDATE YOU ON OUR FINANCIAL OUTLOOK. WE BELIEVE THAT WE ARE ON TRACK TO ACHIEVE OR EXCEED THE GROWTH IN PROFITABILITY THAT WE OUTLINED LAST QUARTER. IN FACT, WITH THE POSITIVE BOTTOM LINE RESULTS IN THE QUARTER, WE ARE RAISING OUR FULL YEAR EARNINGS PER SHARE TARGET TO A RANGE OF 60 TO 65 CENTS PER DILUTED SHARE UP FROM OUR UPWARDLY REVISED SECOND QUARTER GUIDANCE OF 50 TO 60 CENTS PER DILUTED SHARE.

BASED ON STRONG THIRD QUARTER THALOMID SALES WE ARE RAISING OUR THALOMID TARGETS FOR THE YEAR TO 305 TO 310 MILLION DOLLARS FROM PRIOR GUIDANCE OF 295 TO 305 MILLION DOLLARS. WE WILL CONTINUE TO EXAMINE THE POTENTIAL IMPACT OF NEW CLINICAL DATA PRESENTED AT MAJOR MEDICAL MEETINGS, THE COMPETITIVE LANDSCAPE, THE PRICING ENVIRONMENT AND OTHER POSSIBLE REVENUE DRIVERS WHEN WE AGAIN REVIEW OUR TARGETS FOR 2005.

WE BELIEVE THAT WE ARE ON TRACK TO ACHIEVE OUR KEY 2004 FINANCIAL OBJECTIVES AND ARE NOT MAKING ANY OTHER CHANGES TO OUR FINANCIAL GUIDANCE FOR THE YEAR. LET ME NOW TURN THE CALL OVER TO SOL FOR HIS PERSPECTIVE ON THESE EXCELLENT RESULTS.

SOL BARER:
----------

THANKS BOB. THE RESULTS OF THE QUARTER WERE VERY STRONG ACROSS ALL AREAS OF OUR BUSINESS. TOTAL REVENUE FOR THE QUARTER TOTALED MORE THAN $100 MILLION FOR THE FIRST TIME DRIVEN IN LARGE PART BY THALOMID SALES AND THE $7.5 MILLION MILESTONE RECEIVED UPON THE SUBMISSION OF THE NEW DRUG APPLICATION FOR THE LONG ACTING FOCALIN XR BY NOVARTIS.

THALOMID CONTINUES TO BE THE MOST WIDELY PRESCRIBED DRUG FOR MULTIPLE MYELOMA WITH USE IN ALL LINES OF THERAPY INCLUDING MAJOR USE IN THE IMPORTANT NEWLY DIAGNOSED PATIENT POPULATION WHICH COMPRISES HALF OF ALL MYELOMA PATIENTS. IN FACT, THIRD PARTY RESEARCH INDICATES THAT THALOMID HAS CONTINUED TO TAKE INCREASED SHARE IN THE THIRD QUARTER IN THIS IMPORTANT SEGMENT OF PATIENTS.

DURING THE QUARTER WE AGAIN WITNESSED A RECORD NUMBER OF PRESCRIBERS AND PATIENTS ENROLLED IN OUR PROPRIETARY STEPS PROGRAM.

THALOMID REVENUE CONTINUES TO BENEFIT FROM THE GROWING BODY OF CLINICAL DATA RESULTING FROM INCREASED NUMBERS OF PEER REVIEWED PUBLICATIONS AND PRESENTATIONS AT MAJOR MEDICAL MEETINGS: INCLUDING THE INTERIM DATA FROM THE ECOG TRIAL PRESENTED AT ASCO THAT COMPARED THALOMID AND DEXAMETHASONE VERSUS DEXAMETHASONE ALONE AS INDUCTION THERAPY FOR NEWLY DIAGNOSED MULTIPLE MYELOMA PATIENTS. THE INTERIM DATA FOR THIS TRIAL WAS INCLUDED IN OUR SNDA FOR THALOMID. THIS TRIAL WAS COMPLETED DURING THE QUARTER AND WE ANTICIPATE THAT THIS VERY IMPORTANT COMPLETE DATA SET WILL BE PRESENTED AT ASH.

WE WILL SOON REACH THE PDUFA DATE FOR THE SNDA FOR THALOMID IN MULTIPLE MYELOMA AND THE FULL RANGE OF OUTCOMES IS POSSIBLE. GIVEN THE IMPORTANCE OF THE FINAL VS. THE INTERIM ECOG DATA IN NEWLY DIAGNOSED PATIENTS AND OUR ONGOING DISCUSSIONS WITH THE FDA IT IS LIKELY THAT WE WILL SHORTLY RECEIVE AN APPROVABLE LETTER WITH THE EXPECTATION THAT THE EXISTING ECOG INTERIM DATA IN THE FILING BE AUGMENTED BY THE NOW COMPLETED DATA SET OFFERING THE POTENTIAL FOR THE INCLUSION OF NEWLY DIAGNOSED MYELOMA IN THE LABEL. ADDITIONALLY THERE WOULD BE A PHASE IV COMITTMENT TO COMPLETE OUR ONGOING PHASE III SPA THAL TRIAL IN NEWLY DIAGNOSED PATIENTS. IF THIS WERE TO BE THE CASE, IT WOULD LIKELY ADD APPROXIMATELY SIX TO NINE MONTHS TO THE APPROVAL TIMELINE. AGAIN WHILE WE HAVE NOT RECEIVED ANY OFFICIAL GUIDANCE WE WANTED TO GIVE YOU OUR UP TO DATE SENSE OF THE SITUATION.

WE EXPECT IMPORTANT DATA FROM A NUMBER OF TRIALS WILL BE PRESENTED AT THE CHEMOTHERAPY FOUNDATION MEETING IN EARLY NOVEMBER AND AT ASH IN EARLY DECEMBER. THE NEW DATA ENCOMPASSES BOTH SOLID TUMORS, HEMATOLOGICAL MALIGNANCIES AND OF COURSE MULTIPLE MYELOMA INCLUDING THE LANDMARK EUROPEAN ORAL THERAPY STUDY COMPARING MELPHALAN PREDNISONE THALOMID AND MELPHALAN PREDNISONE IN NEWLY DIAGNOSED PATIENTS. BASED ON THE NEW DATA COMBINED WITH THE ONGOING TRENDS IT IS OUR EXPECTATION THAT WE WILL HAVE A STRONG 4TH QUARTER AND A ROBUST 2005 IN TERMS OF THALOMID REVENUES.

WE REMAIN COMMITTED TO PROVIDE THALOMID TO THOSE UNABLE TO AFFORD IT. DURING THE QUARTER WE PROVIDED FREE DRUG TO APPROXIMATELY 17 PERCENT OF ALL PATIENTS. WE ARE ALSO ASSISTING NEW PATIENTS WHENEVER APPROPRIATE TO ENROLL IN THE MEDICARE DEMONSTRATION PROGRAM AND ARE READYING OUR PROGRAMS TO ASSIST ALL ELIGIBLE SENIORS IN ENROLLING IN THE PRESCRIPTION DRUG BENEFIT THAT WILL COME ON LINE IN JANUARY OF 2006 UNDER THE MEDICARE REFORM ACT OF 2003.

BEFORE MOVING ON, I WANT TO NOTE THAT WE ARE VERY PROUD OF THE PROPRIETARY STEPS SYSTEM THAT WE CREATED TO ENSURE THE SAFE DISTRIBUTION OF THALOMID. THIS SYSTEM HAS BECOME THE STANDARD FOR SAFELY DISTRIBUTING THERAPEUTICS THAT OFFER SIGNIFICANT CLINICAL BENEFIT BUT HAVE A SERIOUS SIDE EFFECT PROFILE. UNDER THE STEPS PROGRAM OVER THE PAST 6 YEARS, THALOMID HAS BEEN ADMINISTERED TO OVER 100,000 PATIENTS.

S.T.E.P.S. HAS ALSO BEEN CITED AS THE MODEL DISTRIBUTION SYSTEM ON A NUMBER OF OCCASIONS, INCLUDING AN FDA ADVISORY COMMITTEE. WE ARE NOW IN DISCUSSIONS WITH A NUMBER OF COMPANIES TO LICENSE OUR STEPS INTELLECTUAL PROPERTY FOR USE WITH DRUGS THAT REQUIRE CONTROLLED DISTRIBUTION.

THE ACCELERATED DEVELOPMENT OF OUR PROPRIETARY AND UNENCUMBERED PIPELINE, WHICH WE BELIEVE TO BE AMONG THE MOST PROMISING IN THE BIOTECH INDUSTRY, HAS BEEN AND CONTINUES TO BE AN IMPORTANT CORPORATE OBJECTIVE, AND WE INTEND TO CONTINUE COMMITTING THE R&D INVESTMENT NEEDED TO MAKE IT POSSIBLE. THIS PAST QUARTER WE INVESTED APPROXIMATELY 40 PERCENT OF OUR REVENUE BACK INTO R AND D, TO MAXIMIZE TO THE GREATEST EXTENT POSSIBLE THE VALUE OF OUR PROMISING PROGRAMS.

THOUGH WE ARE INDEED FORTUNATE TO HAVE MULTIPLE IMPORTANT PROGRAMS, THERE IS NO HIGHER CORPORATE PRIORITY THAN THE DEVELOPMENT OF REVLIMID. WE BELIEVE THAT THIS PRODUCT MAY OFFER TRANSFORMING POTENTIAL, HOPEFULLY CHANGING THE STANDARD OF CARE, FOR PATIENTS WITH BLOOD DISORDERS AND OTHER CANCERS.

LET ME NOW UPDATE YOU ON OUR PROGRESS WITH REVLIMID.
WE HAVE INITIATED 27 CLINICAL TRIALS TO EVALUATE REVLIMID FOR THE TREATMENT OF A BROAD RANGE OF DISEASES INCLUDING NEWLY DIAGNOSED MULTIPLE MYELOMA, MYELODYSPLASTIC SYNDROMES, PROSTATE CANCER, NON-SMALL CELL LUNG CANCER, LYMPHOMA, OVARIAN CANCER, PANCREATIC CANCER, RENAL CELL CARCINOMA, MYELOFIBROSIS, METASTATIC MELANOMA AND OTHERS.

EXCELLENT PROGRESS IS BEING MADE IN ADVANCING INDEPENDENT STUDIES OF REVLIMID AS A MONOTHERAPHY OR IN COMBINATION THERAPY AS A POTENTIAL TREATMENT FOR NEWLY DIAGNOSED MULTIPLE MYELOMA PATIENTS. THESE CLINICAL PROGRAMS ARE LARGE CONTROLLED RANDOMIZED STUDIES SPONSORED BY THE MAJOR COOPERATIVE ONCOLOGY GROUPS SUCH AS SOUTHWEST ONCOLOGY GROUP, THE EASTERN COOPERATIVE ONCOLOGY GROUP AND THE CANCER AND LEUKEMIA GROUP B AND ARE FUNDED BY THE NCI.

THE SWOG STUDY IS A PHASE III RANDOMIZED, DOUBLE-BLIND, PLACEBO CONTROLLED TRIAL COMPARING DEXAMETHASONE TO THE COMBINATION OF DEXAMETHASONE PLUS REVLIMID IN PATIENTS WITH NEWLY DIAGNOSED MULTIPLE MYELOMA. THIS TRIAL IS EXPECTED TO ENROLL APPROXIMATELY 500 PATIENTS AND SHOULD BEGIN IN NOVEMBER.

THE ECOG STUDY IS A RANDOMIZED PHASE III STUDY OF REVLIMID PLUS DEXAMETHASONE VERSUS REVLIMID PLUS LOW DOSE DEXAMETHASONE IN MULTIPLE MYELOMA WITH THALOMID/DEXAMETHASONE SALVAGE THERAPY FOR NON-RESPONDERS. PATIENTS WHO DO NOT RESPOND TO THE REVLIMID/DEXAMETHASONE COMBINATION WILL BE GIVEN THALOMID/DEXAMETHASONE SALVAGE THERAPY. THIS TRIAL WILL HOPEFULLY DETERMINE AN OPTIMAL DOSE OF DEXAMETHASONE THAT CAN BE USED IN NEWLY DIAGNOSED MULTIPLE MYELOMA AS WELL AS DETERMINING WHETHER THALOMID CAN BE USED AS A SALVAGE TREATMENT FOR REVLIMID FAILURES. THIS TRIAL IS EXPECTED TO ENROLL MORE THAN 400 PATIENTS AND TO BEGIN SHORTLY.

THE CANCER AND LEUKEMIA GROUP B (CALGB) STUDY IS A PHASE III RANDOMIZED, DOUBLE-BLIND, PLACEBO CONTROLLED STUDY OF MAINTENANCE THERAPY WITH REVLIMID OR PLACEBO FOLLOWING AUTOLOGUS STEM CELL TRANSPLANTATION FOR MULTIPLE MYELOMA THIS TRIAL IS EXPECTED TO ENROLL MORE THAN 600 PATIENTS AND IS EXPECTED TO BEGIN END OF OCTOBER. SHOULD THE RESULTS BE POSITIVE THIS STUDY MAY BROADEN THE LONG-TERM USE OF REVLIMID.

ADDITIONALLY, CLINICAL INVESTIGATORS FROM LEADING CANCER RESEARCH CENTERS WILL REPORT DATA FROM RECENT AND ON-GOING CLINICAL TRIALS OF THALOMID, REVLIMID, ACTIMID AND ALKERAN IN A BROAD RANGE OF CANCERS AT BOTH THE

ANNUAL MEETING OF THE AMERICAN SOCIETY OF HEMATOLOGY (ASH), THE LARGEST HEMATOLOGY MEETING IN THE WORLD, IN EARLY DECEMBER AND THE CHEMOTHERAPY FOUNDATION SYMPOSIUM IN NOVEMBER. THE PRESENTATIONS WILL REPORT INFORMATION ON POTENTIAL CLINICAL ACTIVITY OF OUR COMPOUNDS IN A WIDE RANGE OF HEMATOLOGICAL AND SOLID TUMOR CANCERS, INCLUDING; NEWLY DIAGNOSED MULTIPLE MYELOMA, MYELODYSPLASTIC SYNDROMES, 5Q MINUS CHROMOSOMAL ABNORMALITIES, RENAL CELL CARCINOMA AND PANCREATIC CANCER.

I'LL NOW PROVIDE AN UPDATE OF THE STATUS OF OUR REGULATORY EFFORTS FOR REVLIMID. LET ME START WITH OUR PHASE III PIVOTAL SPECIAL PROTOCOL ASSESSMENT MULTIPLE MYELOMA PROGRAM WHICH IS THE BACKBONE OF OUR REGULATORY STRATEGY. THIS PROGRAM WITH OVER 600 PATIENTS EVALUATES REVLIMID PLUS DEXAMETHASONE VERSUS DEXAMETHASONE ALONE FOR THE TREATMENT OF RELAPSED OR REFRACTORY MYELOMA PATIENTS IN THE U.S. AND EUROPE.

THE PRIMARY ENDPOINT OF THESE TRIALS IS TIME TO DISEASE PROGRESSION. BASED ON THIS END POINT, WE EXPECT TRIAL COMPLETION IN THE SECOND QUARTER OF 2005. THE FDA HAS GRANTED REVLIMID FAST TRACK DESIGNATION IN MULTIPLE MYELOMA, WHICH SHOULD RESULT IN A SIX-MONTH REVIEW ASSUMING OF COURSE POSITIVE DATA.

THOUGH THE PHASE III SPA MYELOMA TRIAL REMAINS THE KEY REGULATORY TRACK FOR REVLIMID, WE ARE ADVANCING OUR PHASE II TRIALS THAT MAY HAVE THE POTENTIAL TO LEAD TO EARLIER REGULATORY APPROVAL. WE HAVE FULLY ENROLLED IMPORTANT PHASE II TRIALS IN RELAPSED/REFRACTORY MYELOMA, IN MYELODYSPLASTIC SYNDROMES INCLUDING A TRIAL EXAMINING REVLIMID IN MDS PATIENTS WITH 5Q MINUS CHROMOSOMAL ABNORMALITIES.

WE ANNOUNCED IN SEPTEMBER THAT BASED ON CONSTRUCTIVE AND ONGOING DISCUSSIONS WITH THE FDA, WE INTEND TO SUBMIT A NEW DRUG APPLICATION BASED ON THE RESULTS OF THE 5Q MINUS TRIAL. THIS TRIAL ENROLLED MORE THAN 140 TRANSFUSION DEPENDENT PATIENTS WITH THE 5Q MINUS CHROMOSOME INDICATION AND WILL INCLUDE DATA FROM THE APPROXIMATELY 210 PATIENTS IN THE GENERAL MDS TRIAL. WE ARE ALSO FINALIZING THE DETAILS WITH THE FDA OF THE SPECIFIC SAFETY DATA TO BE INCLUDED IN THE SUBMISSION. BASED ON THE DATA THAT WE EXPECT TO INCLUDE IN THE PACKAGE, WE ESTIMATE THE SUBMISSION OF THE FILING WILL BE COMPLETED SOME TIME IN THE FIRST QUARTER. THOUGH WE ARE VERY ENCOURAGED BY THE CLINICAL RESULTS, THE ACCEPTABILITY OF THIS DATA FROM PHASE II OPEN LABEL TRIALS AS A BASIS OF AN NDA WILL DEPEND ON THE FDA'S FINAL JUDGMENT AS TO COMPELLING NATURE OF THE DATA.




AT ASH WE WILL PROVIDE AN UPDATE ON OUR OVERALL PROGRESS WITH REVLIMID. WE EXPECT PRESENTATIONS ON THE USE OF REVLIMID IN NEWLY DIAGNOSED AS WELL AS RELAPSED AND REFRACTORY MULTIPLE MYELOMA AND OTHER HEMATOLOGICAL CONDITIONS, WHICH MAY INCLUDE OF COURSE TOP-LINE DATA ON THE REVLIMID MYELODYSPLASTIC SYNDROME TRIALS.

WE ARE ALSO MAKING PROGRESS REGARDING OUR EUROPEAN STRATEGY FOR REVLIMID IN DISCUSSIONS WITH THE EUROPEAN AND JAPANESE REGULATORY AUTHORITIES INCLUDING THE DESIGN AND INITIATION OF ANY ADDITIONAL TRIALS. AS THE REGULATORY TIMELINE IS IDENTIFIED WE WILL OUTLINE OUR COMMERCIAL STRATEGY IN ACCESSING MARKETS OUTSIDE THE U.S.

OUR EARLIER STAGE PIPELINE ALSO INCLUDES A NUMBER OF INNOVATIVE PROGRAMS THAT CONTINUE TO MAKE SIGNIFICANT PROGRESS. OUR LEAD PDE4/TNF ALPHA INHIBITOR CC-10004 IS IN A PHASE II RANDOMIZED CONTROLLED TRIAL FOR EXERCISE INDUCED ASTHMA AND SHORTLY WILL BE IN A PHASE II TRIAL FOR PSORIASIS. OUR STRATEGY IS TO EVALUATE THIS COMPOUND IN A NUMBER OF INDICATIONS IN WHICH TNF ALPHA AND PDE 4 INHIBITORS HAVE SHOWN ACTIVITY.

OUR NEWEST IMID, CC-11006 (A POTENT TNF ALPHA INHIBITOR) IS COMPLETING ITS INITIAL PHASE I DOSE-ESCALATING STUDY IN HEALTHY HUMAN VOLUNTEERS IN THE U.K. WE EXPECT CC-11006 TO TARGET ANTI-INFLAMMATORY INDICATIONS BASED ON OUR STRUCTURE-ACTIVITY RELATIONSHIP STUDIES AND PRECLINICAL MODELS. FOLLOWING THE SUCCESSFUL COMPLETION OF THIS PHASE I CLINICAL STUDY, A SECOND PHASE I MULTI-DOSE STUDY WILL BE PERFORMED.

CC-8490 OUR LEAD INVESTIGATIONAL COMPOUND FROM OUR BENZOPYRAN PROGRAM IS PROGRESSING IN THE CLINIC IN A PHASE I/II GLIOBLASTOMA TRIAL AT THE NATIONAL CANCER INSTITUTE. WE EXPECT DATA FROM THE TRIAL IN THE SECOND HALF OF 2005. EXCELLENT PROGRESS CONTINUES TO BE MADE WITH OUR KINASE, LIGASE AND TUBULIN INHIBITOR PROGRAMS AS WELL AS IN THE IDENTIFICATION OF NEW IMIDS TO COMPLEMENT REVLIMID, ACTIMID AND CC-11006.

FINALLY, AS YOU MAY KNOW, CELGENE IS ALSO A LEADER IN THE EXCITING AREA OF PLACENTAL STEM CELL RESEARCH. THESE ARE STEM CELLS, HARVESTED FROM A NON-CONTROVERSIAL SOURCE. RESEARCH ON OUR CELLS IS PROCEEDING OR BEING INITIATED WITH LEADING INSTITUTIONS SUCH AS THE HUTCHINSON CANCER RESEARCH CENTER AND THE TEXAS HEART INSTITUTE IN THE AREAS OF CARDIAC REPAIR, WOUND HEALING, SPINAL CORD INJURY, REGENERATIVE INDICATIONS, SICKLE CELL ANEMIA AND OF COURSE HEMATOPOIETIC RECONSTITUTION. ADDITIONALLY IMPORTANT RESEARCH IS BEING PERFORMED INTO THE BIOLOGY, IMMUNOLOGY, SIGNALING AND EXPANSION OF STEM CELLS TO ESTABLISH THE SOLID SCIENTIFIC AND INTELLECTUAL PROPERTY FOUNDATION FOR US TO BECOME THE LEADER IN THIS AREA.

I AM VERY PLEASED WITH THE PROGRESS THAT WE MADE IN ALL AREAS OF OUR COMPANY DURING THE QUARTER. LET ME NOW TURN THE CALL OVER TO JOHN.

JOHN JACKSON:
-------------

JOHN JACKSON:   THANK YOU, SOL AND GOOD MORNING EVERYONE. WE ARE PLEASED WITH
THE EXCELLENT PROGRESS ACHIEVED DURING THE THIRD QUARTER. OUR COMMERCIAL FRANCHISE CONTINUES TO PRODUCE SUPERIOR FINANCIAL RESULTS ENABLING US TO INVEST IN THE DEVELOPMENT OF OUR KEY PIPELINE PROGRAMS. I AM PLEASED THAT WE HAVE ACHIEVED OUR SEVENTH CONSECUTIVE QUARTER OF INCREASING PROFITABILITY.

THERE CONTINUES TO BE MULTIPLE OPPORTUNITIES THAT OFFER THE POTENTIAL FOR SUBSTANTIAL ADDITIONAL REVENUE GROWTH. DURING THE FOURTH QUARTER WE EXPECT THAT NEW DATA HIGHLIGHTING OUR LEAD PRODUCTS THALOMID, REVLIMID, ACTIMID AND ALKERAN WILL BE PRESENTED AT UPCOMING MAJOR MEDICAL MEETINGS. IMPORTANTLY, THESE STUDIES WILL INCLUDE MATURE DATA FROM THE ECOG PHASE III THALOMID/DEXAMETHASONE STUDY IN NEWLY DIAGNOSED MULTIPLE MYELOMA, WHERE INTERIM DATA WAS PRESENTED AT ASCO THIS PAST JUNE, AS WELL AS OTHER CLINICAL STUDIES REPORTING RESULTS WITH OUR PRODUCTS IN NEWLY DIAGNOSED MULTIPLE MYELOMA.

THE MANY CLINICAL TRIALS STUDYING THALOMID'S POTENTIAL USEFULNESS IN A WIDE RANGE OF INDICATIONS REFLECTS OUR COMMITMENT TO FULLY UNDERSTAND THE

LONG-TERM GLOBAL POTENTIAL OF THALOMID. ASSUMING AN APPROVABLE LETTER FROM THE FDA WE ARE HOPEFUL WE WILL HAVE LABEL EXPANSION TO INCLUDE MULTIPLE MYELOMA BASED ON THE ECOG TRIAL IN NEWLY DIAGNOSED PATIENTS.

I AM, OF COURSE, DELIGHTED THAT WE HAVE ANNOUNCED THIS MORNING THE ACQUISITION OF THE PENN T OPERATION IN WALES. THIS TRANSACTION ACCOMPLISHES BOTH STRATEGIC AND FINANCIAL GOALS. WE ARE BROADENING CORPORATE CAPABILITIES AND GAINING STRATEGIC CONTROL OVER THE SUPPLY OF OUR LEAD COMMERCIAL PRODUCT. THIS OWNERSHIP ENABLES US TO INCREASE OUR PARTICIPATION IN THE POTENTIAL GROWTH OF THALOMID OVERSEAS AND IS EXPECTED TO BE ACCRETIVE TO EARNINGS.

WE ARE READYING OUR COMPANY TO TAKE FULL ADVANTAGE OF THE POTENTIAL OF REVLIMID, LEVERAGING OUR COMMERCIAL ORGANIZATION, ADVANCING OUR STRATEGIES FOR INTERNATIONAL COMMERCIALIZATION AND DEVELOPING CLINICAL PROGRAMS TO FULLY SUPPORT A GLOBAL PRODUCT LAUNCH. OUR REGULATORY TEAM IS WORKING DILIGENTLY TO SUPPORT ALL APPROVAL STRATEGIES BOTH IN THE U.S. AND INTERNATIONALLY.

OUR REVLIMID SPECIAL PROTOCOL ASSESSMENT PHASE III PIVOTAL PROGRAM IN MULTIPLE MYELOMA REMAINS THE KEY COMPONENT OF OUR U.S. REGULATORY STRATEGY FOR POTENTIAL APPROVAL IN LATE 2005, BUT WE PLAN TO BE FULLY PREPARED TO ADVANCE COMMERCIAL TIMELINES IF WE ARE FORTUNATE TO HAVE APPROVAL ACCELERATED THROUGH OUR MDS 5 Q MINUS FILING STRATEGY.

WE ARE OPTIMISTIC THAT CELGENE WILL CONTINUE THE COMMERCIAL, OPERATIONAL AND REGULATORY MOMENTUM NEEDED TO ACCOMPLISH OUR MISSION, NAMELY, TO BECOME A HIGHLY PROFITABLE, MULTI-NATIONAL COMPANY ADDRESSING MAJOR UNMET MEDICAL NEEDS IN THE FIELDS OF CANCER AND INFLAMMATORY DISEASE.

WE BELIEVE THAT CELGENE IS WELL POSITIONED FOR SUCCESS AND THAT OUR REVENUE GROWTH WILL ENABLE US TO DRIVE DEVELOPMENT OF OUR MULTIPLE COMPOUNDS WITH PROMISING CLINICAL AND GLOBAL COMMERCIAL POTENTIAL. TO SUPPORT THIS ON-GOING EFFORT, WE HAVE AN EXCEPTIONALLY ABLE AND EXPERIENCED TEAM. WE LOOK FORWARD TO UPDATING YOU ON OUR CONTINUED PROGRESS. WE VALUE YOUR CONTINUING INTEREST AND SUPPORT DURING THIS EXCITING TIME FOR CELGENE.

THANK YOU - OPERATOR PLEASE OPEN THE CALL TO QUESTIONS.